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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                              __________

                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                              __________


 Date of Report (Date of earliest event reported):  April 27, 1994


                         UNITED AIR LINES, INC.

          (Exact name of registrant as specified in its charter)


   Delaware               33-21220               36-2675206
(State or other          (Commission           (IRS Employer
 jurisdiction            File Number)        Identification No.)
of incorporation)



                    1200 Algonquin Road
                    Elk Grove Township, Illinois            60007

Mailing Address:    P.O. Box 66100
                    Chicago, Illinois                       60666
         (Address of principal executive offices)         (Zip Code)


 Registrant's telephone number, including area code:  (312) 952-4000


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                    Index to Exhibits at Page 3



Item 5.   Other Events

     On or about April 27 and 29, 1994 respectively, Registrant's parent company, UAL Corporation ("UAL") provided to investment analysts the information attached hereto as Exhibits
99.1 and 99.2, summarizing the effect on prior period financial statements for UAL and Subsidiary companies of the reclassification of certain air transportation price adjustments. Registrant began recording such price adjustments, which were previously recorded as commissions, as adjustments to revenue in the first quarter of 1994.


ITEM 7.   Financial Statements and Exhibits
          (c)  Exhibits

          Exhibit No.                   Description

               99.1 Summary of effect of reclassification of certain price adjustments for Registrant's parent company, UAL Corporation and Subsidiary companies for the calendar years 1989 through 1993. (Filed as Exhibit 99.1 to UAL Corporation's Form 8-K dated May 3, 1994, and incorporated herein by reference.)

               99.2 Summary of effect of reclassification of certain price adjustments for Registrant's parent company, UAL Corporation and Subsidiary companies for the calendar years 1989 through 1993. (Filed as Exhibit 99.2 to UAL Corporation's Form 8-K dated May 3, 1994, and incorporated herein by reference.)


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              UNITED AIR LINES, INC.



                              By:  _____/s/ John C. Pope________
                                   John C. Pope
                                   President and
                                   Chief Operating Officer



Dated:  May 3, 1994


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              UNITED AIR LINES, INC.



                              By:
                                   John C. Pope
                                   President and
                                   Chief Operating Officer



Dated:  May 3, 1994